UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2012

ALERE INC.

(Exact name of registrant as specified in charter)

Delaware	1-16789	04-3565120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453

(Address of Principal Executive Offices) (Zip Code)

(781) 647-3900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders.

On July 11, 2012, the stockholders of Alere Inc. (the “Company”) voted to approve an amendment to the Company’s certificate of incorporation to declassify the Company’s board of directors. The amendment was filed on July 12, 2012.

Under the certificate of incorporation as amended, commencing with the class of directors standing for election at the Company’s annual meeting of stockholders in 2013, directors will stand for election for terms expiring at the next succeeding annual meeting. All of the Company’s current directors will continue to serve until the end of their current terms of office, which end in either 2013, 2014 or 2015. Beginning with our annual meeting of stockholders in 2015, all directors will be elected annually.

Directors may be removed, with or without cause, by the affirmative votes of the holders of a majority of the shares of the Company’s outstanding capital stock then entitled to vote at an election of directors. However, the removal of directors who are in office immediately before the 2013 annual meeting of stockholders whose term expires at the annual meeting of stockholders in calendar year 2014 or calendar year 2015 would continue to be subject to removal under the standards in effect prior to the amendment of the certificate of incorporation until the 2015 annual meeting of stockholders.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders (“Annual Meeting”) on July 11, 2012. The proposals voted upon at the Annual Meeting, and the results of the voting, were as follows:

1. Election of Directors.

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Carol R. Goldberg	64,797,711	842,611	7,702,979
James Roosevelt, Jr.	65,087,857	552,465	7,702,979
Ron Zwanziger	64,339,002	1,301,320	7,702,979

2. Approval of an amendment to Alere Inc.’s Amended and Restated Certificate of Incorporation to declassify the Board of Directors.

Votes For	Votes Against	Abstentions	Broker Non-Votes
65,341,584	250,782	47, 956	7,702,979

3. Approval of increase to the number of shares of common stock available for issuance under the Alere Inc. 2010 Stock Option and Incentive Plan by 2,000,000, from 3,153,663 to 5,153,663.

Votes For	Votes Against	Abstentions	Broker Non-Votes
60,193,312	5,406,401	40,609	7,702,979

4. Approval of option grants to certain executives.

Votes For	Votes Against	Abstentions	Broker Non-Votes
61,187,220	4,418,276	34,826	7,702,979

5. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

Votes For	Votes Against	Abstentions	Broker Non-Votes
72,481,913	820,219	41,169	0

6. Advisory vote on executive compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
64,867,976	655,086	117,260	7,702,979

Item 9.01	Financial Statements and Exhibits.

(c)     Exhibits

Exhibit No.	Description

3.1	Fourth Amendment to the Amended and Restated Certificate of Incorporation of Alere Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALERE INC.

Date: July 17, 2012	By:	/s/ Jay McNamara
Jay McNamara Senior Counsel, Corporate & Finance

EXHIBIT INDEX

Exhibit No.	Description

3.1	Fourth Amendment to the Amended and Restated Certificate of Incorporation of Alere Inc.